UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): September 5, 2006

                                COMMERCEPLANET, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Utah                         333-34308                87-0520575
  ----------------------------     ------------------------     ---------------
     (State or other jurisdiction     (Commission File        (IRS Employer of
            incorporation)                  Number)          Identification No.)



         30 S. LaPatera Lane, Suite 7  Goleta,  CA              90802
      -------------------------------------------------     -------------
           (Address of principal executive offices)           (Zip Code)


                                 (805) 964-9126
                             ----------------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR  230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF OFFICERS

On September 7, 2006, we entered into an employment agreement with our Chief Executive Officer, Michael Hill whereby he receives an annual salary of $350,000. In addition, Mr. Hill will receive an annual bonus equal to 5% of our adjusted net profits.

On September 7, 2006, our board of directors appointed Charlie Gugliuzza as President of CommercePlanet, Inc. On September 1, 2006, we also entered into an employment agreement with Mr. Gugliuzza whereby he receives an annual salary of $350,000. In addition, Mr. Gugliuzza will receive an annual bonus equal to 5% of our adjusted net profits.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

During the third quarter of 2006, we issued 6 shares of our Series D Convertible Preferred Stock to each of 2 individuals as compensation. During the third quarter of 2006 we also issued 1 share of our Series D Convertible Preferred Stock to each of our 3 directors as compensation.

ITEM  5.03  AMENDMENTS  TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

On September 5, 2006, we restated our Bylaws to clarify the compensation of our board members.

The foregoing description of the terms and conditions of the Restated Bylaws, Certificate of Designation and Employment Agreements is qualified in its entirety by, and made subject to, the more complete information set forth in the Restated Bylaws, Certificate of Designation and Employment Agreement with Michael Hill and the Employment Agreement with Charlie Gugliuzza, filed as Exhibits 3.1, 3.2, 10.1 and 10.2, respectively and incorporated herewith.

This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number          Description

3.1  Restated  Bylaws  (file  herewith).

3.2 Certificate of Designation for Series D Convertible Preferred Stock(included as exhibit 3.1 to the Form 8-K filed August 9, 2006 and incorporated herein by reference).

10.1 Employment Agreement between the Company and Michael Hill, dated September 7, 2006 (filed herewith).

10.2 Employment Agreement between the Company and Charlie Gugliuzza, dated September 7, 2006 (filed herewith).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        COMMERCEPLANET, INC.
                         -----------------
                            Registrant


Date:  September 8, 2006                 By:  /s/ Michael Hill
                                    -------------------------
                                          Michael Hill
                                          Chief Executive Officer